                                                                      EXHIBIT 24
                                                                      ----------


                                POWER OF ATTORNEY




        I hereby constitute and appoint Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2005.



                                        /s/ Gerald Grinstein
                                        ----------------------------------------
                                        Gerald Grinstein
                                        Director and Chief Executive Officer
                                        Delta Air Lines, Inc.

                                POWER OF ATTORNEY




        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2005.



                                                /s/ Edward H. Budd
                                                --------------------------------
                                                Edward H. Budd
                                                Director
                                                Delta Air Lines, Inc.

                                POWER OF ATTORNEY




        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of February, 2005.



                                                /s/ David R. Goode
                                                --------------------------------
                                                David R. Goode
                                                Director
                                                Delta Air Lines, Inc.

                                POWER OF ATTORNEY




        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2005.



                                                /s/ John F. Smith, Jr.
                                                --------------------------------
                                                John F. Smith, Jr.
                                                Chairman of the Board
                                                Delta Air Lines, Inc.

                                POWER OF ATTORNEY




        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2005.



                                                /s/ Joan E. Spero
                                                --------------------------------
                                                Joan E. Spero
                                                Director
                                                Delta Air Lines, Inc.

                                POWER OF ATTORNEY



        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2005.




                                                /s/ Kenneth B. Woodrow
                                                ----------------------
                                                Kenneth B. Woodrow
                                                Director
                                                Delta Air Lines, Inc.

                                POWER OF ATTORNEY



        I hereby constitute and appoint Gerald Grinstein, Michael Palumbo and Todd Helvie, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf (1) one or more registration statements to be filed by Delta Air Lines, Inc. ("Delta") on Form S-8 or other appropriate form, or any amendment or supplement thereto, for the registration under the Securities Act of 1933, as amended, of shares of Common Stock, par value $1.50 per share, of Delta in connection with the Delta Family-Care Savings Plan, (2) any application for registration or qualification (or exemption therefrom) of such securities under any state "Blue Sky" or other federal or state securities laws and regulations, and (3) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and to file any such registration statement, amendment, supplement, application, or other document or instrument with the Securities and Exchange Commission or other appropriate agency pursuant to applicable federal and state securities laws and regulations.

        IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2005.



                                                /s/ Paula Rosput Reynolds
                                                -------------------------
                                                Paula Rosput Reynolds
                                                Director
                                                Delta Air Lines, Inc.